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                                                                EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 8, 1996 appearing on page F-1 of QUALCOMM Incorporated's Annual Report on Form 10-K for the year ended September 30, 1996. We also consent to the references to us under the headings "Experts".


PRICE WATERHOUSE LLP

San Diego, California
April 25, 1997